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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                November 10, 2004

                      Teleglobe International Holdings Ltd
             (Exact name of registrant as specified in its charter)


           Bermuda                    000-50780                98-0417192
 (State or other jurisdiction       (Commission              (IRS Employer
       of incorporation)             File Number)          Identification No.)


  P.O. Box HM 1154, 10 Queen Street, Hamilton, Bermuda        HM EX
         (Address of principal executive offices)          (Zip Code)

                                 (441) 296-4856
                         (Registrant's Telephone Number)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following conditions:

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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SECTION 2.  FINANCIAL INFORMATION

Item 2.02  Results of Operations and Financial Condition

On November 10, 2004, the Company issued a press release announcing its financial results for the third quarter of 2004. A copy of the Company's press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits

       (c)     Exhibits.   The following exhibit is being furnished as part of
                           this Report.

               Exhibit 99.1 Press release reporting financial results for the third quarter of 2004, dated November 10, 2004.



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                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    TELEGLOBE INTERNATIONAL HOLDINGS LTD

                                    By: /s/ Michael C. Wu
                                        ----------------------------------------
                                    Name:  Michael C. Wu
                                    Title: Vice President and General Counsel of
                                           Teleglobe International Holdings Ltd

Date: November 10, 2004


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EXHIBIT INDEX


Exhibit 99.1 Press release reporting financial results for the third quarter of 2004, dated November 10, 2004.